Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 405,888,000.00
Previously Paid Amount	0.00
Total Fee Amount	56,053.13
Total Offset Amount	0.00
Net Fee	$ 56,053.13
Final Prospectus	false